Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan I C R C O N F E R E N C E J A N U A R Y 1 2 , 2 0 2 1 1

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different from the statements made herein. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, expected financial results and operating performance for fiscal 2020, expected development targets for fiscal 2021 and fiscal 2022, including expected Shack construction and openings, expected same- Shack sales growth and trends in the Company’s operations, the expansion of the Company’s delivery services, the Company’s digital investments and strategies, and statements relating to the effects of COVID-19 and the Company’s mitigation efforts. Forward-looking statements discuss the Company’s current expectations and projections relating to its financial operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "future," "intend," "outlook," "potential," "project," "projection," "plan," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. Some of the factors which could cause results to differ materially from the Company’s expectations include the impact of the COVID-19 pandemic, our ability to develop and open new Shacks on a timely basis, the management of our digital capabilities and expansion into delivery, and risks relating to the restaurant industry generally. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 25, 2019 and Quarterly Report on Form 10-Q for the quarterly period ended June 24, 2020 as filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, www.shakeshack.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. In addition, the preliminary financial results set forth in this presentation are preliminary and unaudited, and these estimates are based on information currently available to the Company. While the Company believes these estimates are meaningful, they could differ from the actual results that the Company ultimately reports in its Annual Report on Form 10-K for the fiscal year ended December 30, 2020. The Company assumes no obligation and does not intend to update these estimates prior to filing its Form 10-K for the fiscal year ended December 30, 2020. CAUT IONARY NOT E ON FORWARD -LOOK ING STAT EMENTS 2

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan OUR COMMITMENTS OUR MISSION Elevate everything we do Deliver Enlightened Hospitality at every touchpoint Gather communities and enrich our neighborhoods Do the right thing and hold ourselves accountable Empower our team to act like entrepreneurs We are on an endless pursuit to create uplifting experiences 3

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan STAND FOR SOMET HING GOOD AND OUR COMMIT MENT TO ESG I N A L L A R E A S O F T HE B US I NE S S I NC L UD I N G M E NU A ND S O UR C I N G , S UP P O R T I N G O UR T E A M , C O M M UN I T Y E NG A G E M E NT, O P E R AT I O NS A ND C O R P O R AT E G O V E R NA NC E Board of Directors consists of majority independent seats, with a diverse board in terms of gender, race, and ethnicity, and separate CEO and Chairman positions Robust oversight by committee in areas including executive compensation, company-wide benefit programs, risk management, food safety, enterprise risk management and data security Active outreach and engagement with major shareholders in relation to corporate governance and ESG priorities Shack teams supported with premium pay and guaranteed bonuses totaling nearly $6M in 2020 Extensive diversity, equity and inclusion initiatives including mentoring programs, unconscious bias training, employee resource groups and targeted educational and development programs Fed 6,000+ healthcare and frontline workers at the start of the pandemic, actively supporting our communities Hormone and antibiotic-free protein sourcing supported by robust animal welfare policies Focus on evolution of food packaging where possible and lessening our impact within Shacks through design Expanding menu with growing chicken category and additional vegetarian and vegan options Developing partnerships with grass-fed and regenerative ranchers for premium local burgers Governance Environmental Social 4

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Q4 AND FULL YEAR 2020 PRELIMINARY RESULT S 1 1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 30, 2020. 2. “Shack sales” is defined as the aggregate sales of food, beverages and Shake Shack-branded merchandise at domestic company-operated Shacks and excludes sales from licensed Shacks. 3. "Same-Shack sales" or “SSS” represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer. For days that Shacks were temporarily closed, the comparative 2019 period was also adjusted. For Q4 2020, same-Shack sales excludes the impact of the fourteenth week and compares the thirteen weeks from September 24, 2020 through December 23, 2020 to the thirteen weeks from September 26, 2019 through December 25, 2019. For fiscal 2020, same-Shack sales excludes the impact of the 53rd week and compares the 52 weeks from December 26, 2019 through December 23, 2020 to the 52 weeks from December 27, 2018 through December 25, 2019. In order to compare like-for-like periods for fiscal 2021, same-Shack sales will compare the 52 weeks from December 31, 2020 through December 29, 2021 to the 52 weeks from January 2, 2020 through December 30, 2020. 4. Digital sales includes sales made through the Shake Shack mobile application, Shake Shack website, and delivery partners. Does not include sales through kiosks that are located inside Shacks. Digital sales are normalized to reflect a consistent thirteen-week period. 5. Urban refers to a Shack that is located in a densely populated city area. These locations tend to be very walkable, close to lots of traffic, shopping, tourism and/or office buildings. Suburban is any Shack that’s not classified as Urban. $158M Q4 Total Revenue FY 2020: $523M Revenue $152M Q4 Shack Sales2 FY 2020: $506M Shack Sales (17.4%) Decrease in Q4 same-Shack sales3, compared to (31.7%) in Q3 FY 2020: (27.8%) same-Shack sales 3.5X Growth of company-owned app/web channels compared to prior year 59% Q4 total digital sales mix4 ~0% Suburban same-Shack sales in Q4 compared to prior year5 5

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Fiscal August 2020 Fiscal September 2020 1. Average Weekly Sales (“AWS”) is calculated by dividing total Shack sales by the number of operating weeks for all Shacks in operation during the period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of operating weeks open such that it corresponds to the period of associated sales 2. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 30, 2020. 3. "Same-Shack sales" or “SSS” represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer. For days that Shacks were temporarily closed, the comparative 2019 period was also adjusted. For fiscal December, same-Shack sales excludes the impact of the sixth week and compares the five weeks from November 19, 2020 through December 23, 2020 to the five weeks from November 21, 2019 through December 25, 2019. 4. Fiscal December 2020 total YoY Shack sales decline excludes impact of the 53rd fiscal accounting week. The favorable impact of the 53rd week in fiscal 2020 was an incremental Shack sales of $10.7 million. Fiscal July 2020 $56K $59K $61K $62KAWS Fiscal October 2020 (11%) (56%) (32%) (32%) (23%) (20%) (10%) (5%) (3%) (1%) (29%) (64%) (42%) (42%) (39%) (34%) (23%) (21%) (17%) (15%) AWS Total YoY Shack Sales Growth (Decline) Same-Shack Sales % Fiscal June 2020 $52K$50K Fiscal May 2020 $56K Fiscal March 2020 $32K Fiscal April 2020 AVERAGE WEEKLY SALES 1 (AWS) SHOW CONT INUED RECOVERY 2 $62K Fiscal November 2020 $62K Fiscal December 20204 Q3 AWS $58K Q4 AWS $62K Q2 AWS $45K 3 6

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 30, 2020. 2. Urban refers to a Shack that is located in a very densely populated city area. These locations tend to be very walkable, close to lots of traffic, shopping, tourism and/or office buildings. Suburban is any Shack that’s not classified as urban. As of the end of FY 2020 there were 61 suburban Shacks and 53 urban Shacks in the comp base. 3. "Same-Shack sales" or “SSS” represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer. For days that Shacks were temporarily closed, the comparative 2019 period was also adjusted. For Q4 2020, same-Shack sales excludes the impact of the fourteenth week and compares the thirteen weeks from September 24, 2020 through December 23, 2020 to the thirteen weeks from September 26, 2019 through December 25, 2019. SUBURBAN SSS RECOVERED IN Q4 TO ~FLAT YOY; URBAN IMPROVING YET ST ILL MAT ERIALLY IMPACT ED 1 (57%) (43%) (31%) (38%) (16%) (0%) Second Quarter 2020 Third Quarter 2020 Fourth Quarter 2020 Urban SSS%Suburban SSS% URBAN/SUBURBAN2 QUARTERLY 2020 SAME-SHACK SALES3 VS PRIOR YEAR 7

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan SEQUENT IAL RECOVERY CONT INUES ACROSS ALL REGIONS M A NHAT TA N A ND O T HE R UR B A N S HA C K S D R A G O V E R A L L C O M P 1 1. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 30, 2020. 2. The regions of domestic company-operated Shacks are defined as: NYC, which represents 5 boroughs; Northeast, which represents non-NYC NY, CT, DC, DE, MA, MD, NJ, PA, RI, VA; Southeast, which represents AL, FL, GA, LA, NC, TN, TX; Midwest, which represents IL, KS, KY, MI, MN, MO, OH, WI; and West, which represents AZ, CA, CO, NV, UT, WA. 3. "Same-Shack sales" or “SSS” represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer. For days that Shacks were temporarily closed, the comparative 2019 period was also adjusted. For Q4 2020, same-Shack sales excludes the impact of the fourteenth week and compares the thirteen weeks from September 24, 2020 through December 23, 2020 to the thirteen weeks from September 26, 2019 through December 25, 2019. REGIONAL2 QUARTERLY 2020 SAME-SHACK SALES VS PRIOR YEAR3 (64%) (38%) (69%) (49%) (41%) (4%) (41%) (6%) (47%) (19%) (45%) (17%) Second Quarter 2020 Third Quarter 2020 Fourth Quarter 2020 Northeast Southeast West Midwest NYC (incl. Manhattan) Manhattan 8

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 1. Digital sales includes sales made through the Shake Shack mobile application, Shake Shack website, and delivery partners. Does not include sales through Kiosks that are located inside Shacks. Digital sales are normalized to reflect a consistent four -week period. 2. Estimated results are preliminary and unaudited and subject to change based upon completion of the audit and the Form 10-K for the fiscal year ended December 30, 2020. DIGITAL SALES 1 REMAIN ST RONG Q 4 A P P / W E B S A L E S G R E W 3 . 5 x Yo Y ; 9 0%+ D I G I TA L S A L E S R E TA I NE D S I NC E H I G H P O I NT I N M AY 2 23% 78% 81% 68% 62% 60% 59% 58% 60% 60% % Indicates digital mix of sales In-Shack Sales $ Digital Sales $ Q3 Digital Mix 60% Q4 Digital Mix 59% Fiscal August 2020 Fiscal September 2020 Fiscal July 2020 Fiscal October 2020 Fiscal March 2020 Fiscal April 2020 Fiscal May 2020 Fiscal June 2020 Fiscal November 2020 Fiscal December 20203 Q2 Digital Mix 75% 9

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 2021 KEY F INANCIAL DRIVERS Shack-level operating margin Total Revenue Units: Company-operated: 2021: 35-40 2022: 45-50 Licensed: 2021: 15-20 2022: 20-25 G&A • Operating environment continues to be volatile and timing of full recovery remains uncertain with dining room restrictions in place and varying states of open markets • Accelerating new Shack development with expansion of formats focused on convenience and integration with digital pre-ordering • Digital product innovation and single view of the guest provides opportunity for increasingly targeted and personalized marketing • Testing expansion of existing menu categories and LTO’s to drive engagement • Licensed expansion will focus primarily in Asia • Margin recovery likely to mirror sales recovery with safety continuing to be priority, and resulting in additional costs across the business (PPE, packaging) • No major inflationary changes across food costs expected at the current time although continue to monitor closely given uncertain and changing operating environment • Labor inflation expected to be at mid-single digits; post pandemic various labor optimization initiatives will recommence • High digital mix will continue to have impact on profitability in the near term particularly in relation to delivery commissions • Delivering strong long-term ROIC continues to underpin new Shack development • New operating models (eg. drive-thru) will provide learnings for future investments • Investing to support significant ongoing growth opportunity, particularly in digital space 10

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Omnichannel Guest Experience Global Expansion & New Shack Models Menu Innovation DRIV ING SALES AND GROWING ADDRESSABLE MARKET 11

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Omnichannel Guest Experience Global Expansion & New Shack Models Menu Innovation DRIV ING SALES AND GROWING ADDRE SSABLE MARKET ▪ New digital tools expand access to the brand and remove friction in the ordering and pickup experience ▪ Significant opportunity for new guest acquisition and retention ▪ Integrated data platform enables segmentation and targeted marketing strategies ▪ Robust domestic and international growth & pipeline ▪ Expanding Shack formats to incorporate increased convenience and frequency ▪ Unlocking drive-thru opportunity ▪ LTOs driving engagement among core guests ▪ Buzz-worthy collaborations and press coverage ▪ Testing expansion of existing menu categories 12

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 2020 – A YEAR OF DIGITAL T RANSFORMAT ION Pandemic resulted in acceleration of digital innovation and execution Multiple digital product launches throughout 2020 focused on maximizing access, speed and convenience 1.8 million first-time app/web purchasers since early March Increased mix shift to off-premise pre-ordering and delivery Expanded access to new digital opportunities to drive marketing efforts and mindshare Evolving prominence of digital products and channels within physical Shack design Increased use and leverage of technology to navigate COVID safety requirements and ensure stronger on exit 13

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Pre-order on the app and food is then delivered to guest's car In place at ~70 Shacks primarily in suburban markets with sufficient parking ~150,000 unique guests have used curbside since launch, 30% of whom are new to Shake Shack Potential to unlock lasting and material value: ▪ Average check is higher than in-Shack1 ▪ Curbside experience is driving positive guest feedback Added convenience and safety of curbside presents opportunity to drive increased guest acquisition and frequency going forward NEW DIGITALLY-ENABLED ORDERING EXPERIENCES C UR B S I D E P I C K - UP L A UNC HE D I N J ULY ‘ 2 0 1. Based on the timeframe 7/1/2020 – 1/5/2021 14

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Pilot across three Miami Shacks, full systemwide rollout through Q1/Q2 2021 Native delivery functionality without leaving Shack app/web (fulfilled by Uber Eats) Enhanced post-ordering experience with geo-location and real-time map- based order tracking Retain ownership of transaction, guest relationship and associated data; completes holistic native digital experience Expands opportunity for marketing efforts with additional segmentation, personalized messaging and omnichannel promotions Enables price testing and differentiation to third-party marketplaces NEW DIGITALLY-ENABLED ORDERING EXPERIENCES D E L I V E RY T HR O UG H S HA C K A P P 15

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 16 Expanded merchandising Targeting increased conversion Enhanced Upsell Shack Track Integration NEW DIGITALLY-ENABLED ORDERING EXPERIENCES NE W W E B S I T E A ND A ND R O I D A P P L A UNC H I N H2 2 0 2 1 16 Redesigned mobile-first experience focused on conversion, speed and upsell An owned platform delivers an immersive branded experience Best-in-class tech enables enhanced merchandising, content and offer management

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Introduction of next-gen digital payment processing, card storage, and stored value processing platform Unlocks broader digital payment options (Google Pay, Apple Pay) across all ordering channels Consolidated payment gateway grants ability to easily link guest purchase behavior across POS and digital channels Ability to merchandise, sell and redeem eGiftcards within digital products for the first time Improved contactless payment options for in-Shack orders New payment platform further strengthens security and privacy management NEW DIGITALLY-ENABLED ORDERING EXPERIENCES D I G I TA L W A L L E T A ND NE W PAY M E NT S P L AT F O R M L A UNC H I N H2 2 0 2 1 17

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan DATA PLAT FORM ENHANCES MARKET ING CAPABIL IT IES S E G M E NTAT I O N, TA R G E T I NG A ND I M P R O V E D M A R K E T I NG E F F I C I E NC Y Opportunity to reactivate specific users within a to-the- mile radius of specific shacks Customized intelligence sends messages during time-of-day that users are most likely to purchase or enabling timely response to other events Hyper-local marketing in experimental channels 18 New channel experimentation (e.g. Waze, T-Mobile) offers opportunity to target untapped customer segments Ongoing increases in level of data and insights will enable targeting through different stages of purchase lifecycle (new/acquisition, engagement/ retention, reactivation/lapsed)

DIGITAL ROADMAP – STILL AT FOUNDATIONAL STAGE

CONTINUED INVESTMENT COMMITTED AS CAPABILITIES STRENGTHEN

	NOW FOUNDATION FOR DIGITAL	NEXT ENHANCED DIGITAL INTERACTIONS	BEYOND DYNAMIC, PERSONAL RELATIONSHIPS
ENLIGHTENED HOSPITALITY	Launch innovative digital ordering experiences	Expand and scale new digitally-integrated formats	Realize opportunity for advanced platforms and integrations
SMARTER EVERY DAY	Build infrastructure to identify and segment guests from all touch points	Optimize platforms to maximize insights and marketing strategy	Continue to embrace and adopt emerging techs to drive intelligence and decisioning
PERSONAL (NOT JUST PERSONALIZED)	Target and market offers to unique segments	Incentivize and reward our most loyal and valuable guests	Enable omnichannel personalization at scale

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Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Omnichannel Guest Experience Global Expansion & New Shack Models Menu Innovation DRIV ING SALES AND GROWING ADDRESSABLE MARKET ▪ New digital tools expand access to the brand and remove friction in the ordering and pickup experience ▪ Significant opportunity for new guest acquisition and retention ▪ Integrated data platform enables segmentation and targeted marketing strategies ▪ LTOs driving engagement among core guests ▪ Buzz-worthy collaborations and press coverage ▪ Testing expansion of existing menu categories ▪ Robust domestic and international growth and pipeline ▪ Expanding Shack formats to incorporate increased convenience and frequency ▪ Unlocking drive-thru opportunity 20

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 44 64 90 124 163 183 2015 2016 2017 2018 2019 2020 2021E 2022E TARGET ING ~45% COMPANY-OPERAT ED SHACK UNIT GROWT H OVER NEXT T WO YEARS 20 Shacks opened in 2020 despite challenging COVID environment Targeting 35-40 openings in 2021 and 45-50 openings in 2022 Return to pre-COVID development momentum with robust pipeline Aggressive pursuit of top-tier real estate in both urban and suburban markets that can incorporate diverse formats First drive-thru targeted for Q4 2021 Company-operated Shacks2 217-222 262-272 1. CAGR measures 2015 through mid point of 2022 range. 2. 2021 Shack count range is net of one Shack closure. Subsequent to the end of the fiscal year 2020, the Company was notified by its Landlord of their early termination of the Company's lease at Penn Station, NY due to its plans to redevelop the Long Island Rail Road Concourse following the successful completion of the East End Gateway and opening of the Moynihan Train Hall. This closure is expected to be effective by February 2021. 2022 Shack range assumes no Shack closures. 21

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan URBAN CENTER SHOPPING CENTERFOOD COURT EXPANSION OF URBAN AND SUBURBAN SHACK FORMAT S FREE STANDING PAD DRIVE-THRU SMALL DIGITAL-FOCUSEDSHACK TRACK WALK-UP SHACK TRACK DRIVE-UP Proven Formats New Shack Track & Drive- Thru Formats 22

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan SHACK T RACK: ENHANCED DIGITAL PRE -ORDER AND PICK-UP SOLUT ION Shack Track enables expanded digital pre-order and pick-up options for guests, delivering added speed and convenience via: • Curbside • Walk-up window • Drive-up window • In-Shack enhanced pick-up shelves Support in-Shack social distancing and reduce friction at pick-up points Digital tools enable further expansion of flexible Shack design Shack Track will be incorporated in new Shacks with more than half of the 2021 class likely to benefit from one of curbside, walk-up or drive-up 23

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan EIGHT SHACK T RACK WALK-UP WINDOWS ADDE D IN 2020 M O R E P L A NNE D I N 2 0 2 1 24

UNIVERSITY VILLAGE, WA – OPENED SEPTEMBER 2020

SHACK TRACK WALK-UP WINDOW FOR APP AND WEB PRE-ORDER PICK-UP


SHAKE SHACK
HOT DOGS CONCRETES FLOATS
BURGERS FROZEN CUSTARD FRIES SHAKES HOT DOGS CONCRETES


PICK-UP WINDOW

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CHERRY CREEK, CO – OPENED DECEMBER 2020

SEPARATE ENTRANCE AND VESTIBULE FOR DIGITAL AND DELIVERY PICKUP


SHAKE SHACK
BURGERS
FRIES
SHAKES
HOT DOGS
FROZEN CUSTARD


DELIVERY ONLY


app + online pick-up

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Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan FIRST SHACK T RACK DRIVE -UP WINDOW CONVERT ED AT VERNON HILLS IN 2020, ABOUT F IVE NEW PLANNED IN 2021 27

DANBURY, CT – OPENING 2021

SHACK TRACK DRIVE-UP; PRE-ORDER ON APP AND DRIVE-UP TO COLLECT


SHAKE SHACK
SHAKE SHACK
BURGERS FROZEN CUSTARD

Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Bergmeyer

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ORLANDO, FL – OPENING 2021

FIVE TO EIGHT DRIVE-THRU SHACKS PLANNED ACROSS THE US BY END OF 2022


SHAKE SHACK
SHAKE SHACK
DRIVE THRU
DRIVE THRU
APP PICKUP DELIVERY
DRIVE THRU
DRIVE THRU
APP PICKUP DELIVERY

Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Zebra

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PIEDMONT PARK, ATLANTA, GA – OPENING 2021

DIGITAL FIRST SMALL FORMATS IN URBAN CENTERS


SHAKE SHACK

Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Aria Group

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DOWNTOWN PORTLAND, OR – OPENING 2021

ONGOING COMMITMENT TO GREAT URBAN GATHERING PLACES



SHAKE SHACK
SHAKE SHACK

Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are finalized. Image credit: Aria Group

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Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan OAKLAND, CA – OPENED DECEMBER 2020 S HO W C A S I NG A R T I S T S F R O M T HE C O M M UN I T Y 32

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan GLOBAL L ICE NSED BUSINE SS Opened 23 licensed Shacks in 2020 Speed of recovery by market differs based on broader market conditions Airport and stadiums remain most significantly impacted Increased Asian market Shack count by 35% in 2020 Successful Beijing market launch in August 2020 Chinese Shacks made strong recovery, operating at above pre-COVID levels in Q4'20 2021 targeting 15-20 new licensed Shacks 2022 targeting 20-25 new licensed Shacks Expansion will focus primarily across Asia Licensed partners are strong, proven operators with previous success expanding global brands Capital light, cash- accretive operating model continues to be attractive complement to US company- operated 33

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan 40 50 69 84 112 128 2015 2016 2017 2018 2019 2020 2021E 2022E TARGET ING >160 TOTAL L ICE NSED SHACKS BY END OF 2022 143-148 163-173 1. CAGR measures 2015 through mid point of 2022 range. 2. 2015-2020 is net of closures. 2021-2022 Shack count assumes no Shack closures. 23 Shacks opened in 2020 despite challenging global operating environment Targeting 15-20 openings in 2021 and 20-25 in 2022 Strength of brand continues to reinforce opportunity for global expansion Licensed Shacks2 34

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan US Licensed 22 SHACKS Mexico 4 SHACKS United Kingdom 12 SHACKS Turkey 4 SHACKS Middle East 39 SHACKS Japan 12 SHACKS South Korea 14 SHACKS China 7 SHACKS Hong Kong SAR 6 SHACKS Philippines 3 SHACKS Singapore 5 SHACKS GLOBAL L ICE NSING PRE SENCE FURT HER AMPLIF IED BY OPPORT UNIT IES IN AS IA, PART ICULARY CHINA 35

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan SIGNIF ICANT GROWT H OPPORT UNIT Y AHEAD IN CHINA T HR E E D E V E L O P M E NT A G R E E M E NT S I N P L A C E I N M A I NL A N D C HI NA W I T H S E V E N S HA C K S O P E N T O D AT E Hong Kong SAR 6 Current Shacks Greater Shenzhen & Guangzhou Market Entry Hong Kong SAR & Macau Market Expansion and En y Greater Beijing Market Expansion Greater Shanghai Market Expansion Current mainland Chinese market thriving and delivering sales above pre-COVID levels Contracts in place to significantly expand unit count and regional footprint over next ten years Beijing 2 Current Shacks Shanghai 5 Current Shacks 36

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan TAIKOO L I SANLIT UN BE IJ ING, CHINA – OPENED AUGUST 2020 37

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan BEIJ ING, CHINA – OPENING 2021 Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are f inalized. Image credit: Zebra 38

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan VE NET IAN SANDS , MACAU – OPENING 2021 Oakland, CA Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are f inalized. Image credit: Zebra 39

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan SHE NZHEN, CHINA LAUNCH – OPENING 2021 Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are f inalized. Image credit: Zebra 40

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan ORCHARD ROAD, S INGAPORE – OPENED AUGUST 2020 41

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan DAEJEON, KOREA – OPENED NOVEMBER 2020 42

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan CONDES A ROMA, MEXICO CIT Y – OPENING 2021 Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are f inalized. Image credit: Zebra 43

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan VINCE LOMBARDI T RAVEL PLAZA, NJ – OPENING 2021 Note: Renderings for illustration purposes only. Actual Shack designs expected to evolve as sites are f inalized. Image credit: Host International, Inc. 44

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Omnichannel Guest Experience Global Expansion & New Shack Models Menu Innovation DRIV ING SALES AND GROWING ADDRE SSABLE MARKET ▪ New digital tools expand access to the brand and remove friction in the ordering and pickup experience ▪ Significant opportunity for new guest acquisition and retention ▪ Integrated data platform enables segmentation and targeted marketing strategies ▪ LTOs driving engagement among core guests ▪ Buzz-worthy collaborations and press coverage ▪ Testing expansion of existing menu categories ▪ Robust domestic and international growth and pipeline ▪ Expanding Shack formats to incorporate increased convenience and frequency ▪ Unlocking drive-thru opportunity 45

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan ELEVAT E D, MODERN, FUN VERS IONS OF T HE CLASSICS C O NT I N UE D F O C US O N C HI C K E N A ND B UR G E R LT O S 46

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan SE ASONALLY INSPIRE D SHAKES AND BE VERAGES 47

CULINARY COLLABORATIONS

PARTNERSHIPS DRIVE BUZZ & EXCITEMENT WHILE FOCUSING ON FINE DINING ROOTS







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TESTING VARIOUS VEGETARIAN OPTIONS THROUGH 2021

VEGGIE SHACK CURRENTLY IN TEST AT ~30 SHACKS





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Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan Board of Direct rs M e ing 1 20 THANK YOU 53 50

Meeting of the Board of Directors | Q4 2019 2020 Strategic Plan CONTACT INFORMAT ION INVESTOR CONTACT Melissa Calandruccio, ICR Michelle Michalski, ICR (844) Shack-04 (844-742-2504) investor@shakeshack.com MEDIA CONTACT Kristyn Clark, Shake Shack kclark@shakeshack.com 51